UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2024
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Kodiak Gas Services, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1900, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (936) 539-3300
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On April 1, 2024, Kodiak Gas Services, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission to report under Item 2.01 thereof the completion of the acquisition of CSI Compressco LP (“CSI Compressco”) pursuant to the agreement and Plan of Merger, dated as of December 19, 2023 (the “Merger Agreement”).
We are amending the Initial 8-K to include the historical financial statements of the CSI Compressco LP and our unaudited pro forma combined financial information giving effect to the Acquisition.
The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and CSI Compressco would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited financial statements of CSI Compressco LP as of and for the year ended December 31, 2023 are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and the Unaudited Condensed Consolidated Financial Statements of CSI Compressco as of March 31, 2024 and for the three months ended March 31, 2023 as Exhibit 99.2 and incorporated herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 and the year ended December 31, 2023 are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein.
(d) Exhibits.

No.	Description
23.1	Consent of Grant Thorton LLP
99.1	Audited Financial Statements of CSI Compressco LP as of and for the year ended December 31, 2023.
99.2	Unaudited Condensed Consolidated Financial Statements of CSI Compressco as of March 31, 2024 and for the three months ended March 31, 2023.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2024 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the period ended March 31, 2024 and the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: June 21, 2024	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Executive Vice President, Chief Legal Officer,
Chief Compliance Officer and Corporate Secretary